UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 18, 2014 (August 15, 2014)

HALLADOR ENERGY COMPANY
(Exact name of registrant as specified in its charter)

Colorado	0-14731	84-1014610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Lincoln Street, Suite 2700, Denver Colorado	80264-2701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 303-839-5504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Indianapolis Power and Light Company (IPL) announced on Friday, August 15, 2014, their plans to stop burning coal at their Harding Street plant in 2016.  Sunrise Coal, LLC, Hallador’s wholly-owned subsidiary, currently supplies coal to IPL’s Harding Street plant with contracts extending through 2015.  Sunrise has contracts to sell up to 1.3 million tons per year to IPL for 2014 and 2015.  Sunrise has no coal contracted with IPL for 2016.

Brent Bilsland, Hallador’s CEO and President, stated, “We are scheduled to purchase Vectren Fuels, Inc. on August 29, 2014.  Post-closing the Harding Street plant will represent 14% of our sales.  We are confident we can replace these sales by 2016.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2014	HALLADOR ENERGY COMPANY By: /s/W.ANDERSON BISHOP W. Anderson Bishop, CFO